Supplement to the current
Prospectuses and Statement of Additional Information for:

Optimum Fund Trust
Optimum International Fund
Optimum Fixed Income Fund

(each a "Fund" and collectively the "Funds")

The following supplements the information about Delaware International Advisers Ltd. ("DIAL") included in the Funds' prospectuses and statement of additional information.

DMH Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Funds' advisory or sub-advisory agreement, as applicable, with DIAL will automatically terminate. The Funds' Boards will consider appropriate action relating to this matter at its upcoming meeting, and necessary shareholder approval will be sought.

The date of this Supplement is May 5, 2004.